                                    PACIFIC
                                   AMERICAN
                                    INCOME
                                  SHARES,INC.
                                    ANNUAL
                                    REPORT
                                     1999

Dear Shareholders:

Market Review and Performance

  1999 proved to be the second-worst year in recorded history for the bond market, as Treasury yields rose by more this past year than they declined in the prior year. Fortunately, the rise in corporate yields was mitigated to some extent by a narrowing of spreads. In the end, a strong economy and improving prospects for earnings provided fundamental support for the corporate bond market, as did diminished fears of Y2K disruptions.

  The Pacific American portfolio recorded a total return based on its net asset value (price gains/losses plus interest income, net of expenses) of 0.51% for the period, compared to -1.54% for its BBB Corporate Debt peer group as reported by Lipper Analytical Services. While relative performance was strong, the Fund's share price declined from $15.75 at the beginning of the year (December 31, 1998 closing price) to close the year at $11.875, while the NAV declined $1.02, from $15.56 to $14.54.

  We believe that the resulting significant increase in the share price discount to net asset value during the year reflects the market's general aversion to bonds rather than any fundamental deterioration in the portfolio itself. In fact, the portfolio's quality emphasis and issue selection were rewarded handsomely. Lower quality securities performed much better than higher quality securities, and emerging market debt securities posted stellar returns as investor confidence in the sector rebounded sharply. I'm very pleased to note that the Fund's competitive record remains excellent. For the period ending December 31, 1999, Pacific American ranked first (out of a total of 16 funds) for the past 3, 5, and 10 years, and second for the past 1 and 15 years, in the Lipper Analytical Services' group of closed-end investment grade bond funds.

Economic Outlook

  The major challenge facing the bond market today is monitoring the course of Fed policy. Inflation expectations are still relatively sanguine, as measured by the 2.3% difference between 30-year TIPS (Treasury Inflation-Protected Securities) yields and 30-year Treasury yields. This is lower than last year's 2.7% rise in the Consumer Price Index, and not too far above the 1.9% rise in the core CPI (ex food and energy), which ranks as the lowest rate in 34 years. The Fed, however, has been tightening with the intent to slow growth, and recently asserted that consumer spending (PCE) rather than inflation is their focus. The dollar is relatively strong, and commodity and precious metals prices are relatively weak, with the notable exception of energy prices. For the first time in 10 years the yield curve has inverted, as longer-term interest rates have dropped below short-term interest rates, and real interest rates are very high. Taken together, these sensitive market indicators suggest that monetary policy is reasonably tight and inflation is being kept under control.

  We believe that both nominal and real yields are very attractive at these levels, but we have tempered our long duration exposure somewhat out of deference to the concerns associated with the Fed's apparent assault on growth. Relatively high volatility continues to argue for holding a negatively convex exposure as a defensive strategy. We do not think the economic fundamentals warrant more monetary tightening than the market had already priced in, so we continue to emphasize a neutral to somewhat bulleted yield curve exposure.

  Meanwhile, low inflation and sound money should continue to provide a foundation for healthy economic growth, so the outlook for corporate bonds, which represent excellent value, is bright. We remain overweight in that sector, particularly to credits in the lower end of the quality scale. Mortgage spreads, on the other hand, have declined enough to warrant a somewhat less aggressive exposure than in the past. High yield and emerging market sectors continue to offer excellent value as well, but lingering systemic risk argues for careful selection and well-diversified exposures.

Strategy

  These conditions imply little if any change in portfolio strategy. We will continue to place an emphasis on longer maturities in an attempt to lock in today's attractive yields. The outlook for corporate bonds remains quite attractive, but economic slowdown risks call for broad diversification and careful attention to the balance between risk and reward. For example, we continue to believe that a moderate and well-diversified exposure to dollar-denominated emerging market debt from major issuers can enhance the portfolio's yield without adding unduly to overall credit risk.

  On balance and over time, we expect that the portfolio will benefit handsomely from a decline in interest rates to levels that are more commensurate with today's benign inflation environment. In addition, we believe that today's relatively wide spreads in corporate, emerging market and mortgage debt are unlikely to persist, and that they also will return to levels more commensurate with what appear to be reasonably healthy economic fundamentals. The combination of these factors should restore much of the bond market's lost appeal. In the meantime, the portfolio offers a dividend yield that appears unusually attractive relative to current low-inflation fundamentals.

Dividend Policy

  Thanks to rising market yields and positive investment results, I'm happy to say that we anticipate raising the quarterly dividend from the 25c rate of the past six months to 26c for the next six months. Our next review of dividend policy, based on market conditions and earnings results will take place in July, at which time we will make adjustments to this rate if necessary. Above all, it is our objective to deliver as high and as stable a dividend payout as is possible, consistent with our projections of the portfolio's earnings ability.

  As always, we remain dedicated to delivering the highest level of value for our shareholders. Please let us know if we can answer any questions for you.

Sincerely,


/s/ James W. Hirschmann
-----------------------
James W. Hirschmann
President

Pacific American Income Shares, Inc.
Statistical Highlights          (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                           December 31,
                                                           ------------
                                                          1999       1998
                                                        --------   --------
Net Asset Value                                         $136,485   $146,103
  Per Share                                               $14.54     $15.56
Net Investment Income                                     $9,939     $9,667
  Per Share                                                $1.06     $ 1.04
Dividends Paid                                            $9,859    $11,012
  Per Share                                                $1.05      $1.18
Capital Gains Paid                                          $328     $3,273
  Per Share                                                 $.04       $.35

--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------
  Pacific American Income Shares, Inc. is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to shareholders. A Divident Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------
  The Company's fundamental investment policies provide that its portfolio be invested as follows:

|_| At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

|_| Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

|_|  Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------
  Pacific American Income Shares Inc. ("PAI" or the "Company") and State Street Bank and Trust Company ("State Street" or the "Agent"), as the Transfer Agent and Register of the Company, offer two convenient ways to add shares of the Company to your account. First, PAI offers to all shareholders a Dividend Reinvestment Plan ("Plan"). Under the Plan, cash distributions (e.g., dividends and capital gains) are automatically invested in shares of PAI unless the shareholder elects otherwise. Second, the Company offers to registered shareholders (those who own shares in their own name on the Company's records) the option to purchase additional whole and partial shares of PAI - the Optional Cash Investment Service ("Optional Cash Investment Service").

Pacific American Income Shares, Inc.

--------------------------------------------------------------------------------

  As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of PAI, if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, the Agent will, as agent for the participants, buy shares of PAI stock through a broker on the open market. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of State Street. Full and fractional shares will be voted by State Street in accordance with your instructions.

Optional Cash Investment Service

  Under the Optional Cash Investment Service (offered to registered shareholders only), funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of PAI stock through a broker on the open market. For the purposes of making purchases, the Agent will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account with respect to a particular dividend or other distribution shall be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase.

  Beneficial shareholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option because there is no way to make payments through a broker, bank or nominee. A beneficial shareholder may, however, have their shares taken out of "street name" and re-register such shares in their own name, becoming a registered shareholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

Additional Information Regarding the Plan and the Optional Cash Investment
Service

  PAI will pay all costs applicable to the Plan and Optional Cash Investment Service, with noted exceptions. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service will be charged to participants. In the event PAI determines to no longer pay such costs, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

  All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare.

  You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant's account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

  Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year-end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

  Inquiries regarding the Plan and the Optional Cash Investment Service, as well as notices of termination, should be directed to State Street Bank and Trust Company, c/o Boston EquiServe, P.O. Box 8200, Boston, MA 02266-8200 - Investor Relations telephone number (800) 426-5523.

Pacific American Income Shares, Inc.
Portfolio Diversification                                      December 31, 1999
--------------------------------------------------------------------------------

                                   BY RATING*
                               (At Market Value)

                           [PIE CHART APPEARS HERE]


AAA 24.5%
AA  1.6%
A   13.9%
BBB 39.2%
B   4.8%
BB  14.0%
Short-Term Securities 0.4%
Not Rated 1.6%

    BY SECTOR*
(At Market Value)

0.4%  SHORT-TERM SECURITIES
0.8%  ASSET-BACKED SECURITIES
4.1%  MORTGAGE-BACKED SECURITIES
4.6%  U.S. GOVERNMENT AND AGENCY OBLIGATIONS
15.8% U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
33.4% YANKEE BONDS
40.9% CORPORATE BONDS AND NOTES

                  *EXPRESSED AS A PERCENTAGE OF THE PORTFOLIO

Pacific American Income Shares, Inc.
Schedule of Investments December 31, 1999                 (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                             Maturity
                                                           Rate                Date      Par            Value
-------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 40.2%
 Aerospace/Defense -- 4.9%
 Lockheed Martin Corp.                                        9%              1/15/22   $2,500         $  2,635
 Northrop Grumman Corp.                                   9.375%             10/15/24    2,000            2,054
 Raytheon Co.                                               6.4%             12/15/18    2,000            1,666
 Raytheon Co.                                              6.75%              8/15/07      420              392
                                                                                                       --------
                                                                                                          6,747
                                                                                                       --------
 Automotive -- 1.1%
 Ford Motor Company                                         7.7%              5/15/97    1,500            1,438
                                                                                                       --------

 Banking and Finance -- 5.3%
 Ace Ina Holding, Inc.                                      8.3%              8/15/06    2,000            2,021
 Ford Motor Credit Company                                  5.8%              1/12/09      120              106
 IBJ Preferred Capital Co. LLC                             8.79%             12/29/49    1,110            1,049/B,C/
 J.P. Morgan Capital Trust II                              7.95%              2/1/27       150              141
 Morgan Stanley Dean Witter & Co.                          6.75%             10/15/13    2,700            2,465
 SB Treasury Co. LLC                                        9.4%             12/29/49    1,530            1,515/B,C/
                                                                                                       --------
                                                                                                          7,297
                                                                                                       --------
 Building Materials -- 0.8%
 American Standard, Inc.                                   8.25%              6/1/09     1,000              963
 Nortek, Inc.                                             8.875%              8/1/08        80               76/C/
                                                                                                       --------
                                                                                                          1,039
                                                                                                       --------
 Cable -- 2.7%
 Adelphia Communications Corp.                            8.875%              1/15/07    1,000              962
 Adelphia Communications Corp.                            7.875%              5/1/09     1,534            1,381
 Charter Communications                                   8.625%              4/1/09       137              128
 CSC Holdings, Inc.                                       8.125%              7/15/09       70               71
 Price Communications Wireless, Inc.                      9.125%             12/15/06    1,000            1,012
 TCI Communications Inc.                                   8.75%              8/1/15       160              175
                                                                                                       --------
                                                                                                          3,729
                                                                                                       --------
 Chemicals -- 0.4%
 Dow Chemical Company                                     7.375%             11/1/29       210              201
 Lyondell Chemical Company                                9.875%              5/1/07       375              389/C/
                                                                                                       --------
                                                                                                            590
                                                                                                       --------

Pacific American Income Shares, Inc.
Schedule of Investments (Continued)                       (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                             Maturity
                                                           Rate                Date      Par            Value
-------------------------------------------------------------------------------------------------------------------
 Construction and Machinery -- 0.3%
 Terex Corp.                                              8.875%              4/1/08    $  424         $    403
                                                                                                       --------

 Energy -- 3.0%
 Sithe/Independence Funding Corporation                       9%             12/30/13    4,000            4,046
                                                                                                       --------

 Environmental Services -- 2.3%
 Safety-Kleen Corp.                                        9.25%              5/15/09      800              774
 Waste Management Inc.                                    7.375%              5/15/29    3,000            2,361/C/
                                                                                                       --------
                                                                                                          3,135
                                                                                                       --------
 Food, Beverage and Tobacco -- 1.8%
 J. Seagram & Sons                                          7.6%             12/15/28      200              188
 RJ Reynolds Tobacco Holdings, Inc.                        7.75%              5/15/06    1,010              893
 RJ Reynolds Tobacco Holdings, Inc.                       7.875%              5/15/09    1,680            1,426
                                                                                                       --------
                                                                                                          2,507
                                                                                                       --------
 Gaming -- 2.0%
 Horseshoe Gaming, L.L.C.                                 8.625%              5/15/09       54               52/C/
 International Game Technology                            8.375%              5/15/09    1,700            1,645/C/
 Mohegan Tribal Gaming Authority                          8.125%              1/1/06     1,000              982/C/
                                                                                                       --------
                                                                                                          2,679
                                                                                                       --------
 Gas and Pipeline Utilities -- 0.4%
 Occidental Petroleum Corp.                                8.45%              2/15/29      500              518
                                                                                                       --------

 Media -- 4.1%
 News America, Inc.                                       8.875%              4/26/23    1,325            1,397
 News America, Inc.                                        6.75%              1/9/38       930              854
 Time Warner, Inc.                                         9.15%              2/1/23     3,000            3,352
                                                                                                       --------
                                                                                                          5,603
                                                                                                       --------
 Real Estate -- 0.1%
 Socgen Real Estate Co. LLC                                7.64%             12/29/49      150              135/C/
                                                                                                       --------

-------------------------------------------------------------------------------------------------------------------
                                                                             Maturity
                                                           Rate                Date      Par            Value
-------------------------------------------------------------------------------------------------------------------
 Services -- 2.2%
 Fuji Co., Ltd.                                            9.87%             12/31/49   $1,000         $  1,000/B/
 Loews Corporation                                        7.625%              6/1/23     2,242            2,056
                                                                                                       --------
                                                                                                          3,056
                                                                                                       --------
 Telecommunications -- 3.2%
 AT&T Corp.                                                9.65%              3/31/27    3,000            3,298
 McLeodUSA Incorporated                                   8.125%              2/15/09    1,000              937/C/
 NEXTLINK Communications, Inc.                            10.75%              6/1/09        30               31
 PSINet, Inc.                                              10.5%             12/1/06        70               71/C/
                                                                                                       --------
                                                                                                          4,337
                                                                                                       --------
 Transportation -- 0.2%
 Burlington Northern Santa Fe Corp.                       6.375%             12/15/05      240              227
                                                                                                       --------
 Utilities -- 5.4%
 Edison Mission Energy                                     7.73%              6/15/09    1,500            1,484/C/
 Gulf States Utilities                                     8.25%              4/1/04     3,200            3,284
 PNPP II Funding Corp.                                     9.12%              5/30/16    2,459            2,536
                                                                                                       --------
                                                                                                          7,304
                                                                                                       --------
 Total Corporate Bonds and Notes
   (Identified Cost -- $56,018)                                                                          54,790
-------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities -- 0.8%
 Nomura Asset Securities Corp.                             7.12%              4/13/36    1,170            1,146
                                                                                                       --------
 Total Asset-Backed Securities (Identified Cost -- $1,169)                                                1,146
-------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 4.0%
 Fixed-Rate Securities -- 1.8%
 Asset Securitization Corp.                                7.42%              4/14/27    2,400            2,418
                                                                                                       --------
 Variable-Rate Securities -- 2.2%
 Commercial Mortgage Acceptance Corp.                      6.53%              6/15/07    3,100            2,992/B/
 Glendale Federal Savings and Loan Assoc.                 9.125%              1/25/08       76               76/B/
                                                                                                       --------
                                                                                                          3,068
                                                                                                       --------
 Total Mortgage-Backed Securities (Identified Cost -- $5,670)                                             5,486
-------------------------------------------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments (Continued)                       (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                             Maturity
                                                           Rate                Date      Par            Value
-------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 4.5%
 United States Treasury Bond                                  8%             11/15/21   $2,450         $  2,780
 United States Treasury Bond                               5.25%             11/15/28    2,460            2,027
 United States Treasury Note                                  7%              7/15/06    1,286            1,317
                                                                                                       --------
 Total U.S. Government and Agency Obligations
   (Identified Cost -- $6,332)                                                                            6,124
-------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 15.5%
 Fannie Mae                                                   8%              4/25/06    1,248            1,264
 Fannie Mae                                                10.5%              7/1/09       134              143
 Fannie Mae                                                   6%              4/1/14        24               22
 Fannie Mae                                                14.5%              6/1/17        86               96
 Fannie Mae                                                13.5%             5/1/12 to     104              115
                                                                              10/1/17
 Fannie Mae                                                11.5%             11/1/17       565              607
 Fannie Mae                                                  14%             9/1/17 to   1,197            1,324
                                                                              2/1/18
 Fannie Mae                                               13.25%              3/1/18       242              269
 Fannie Mae                                                   7%              7/1/29     1,528            1,477
 Freddie Mac                                              10.75%              7/1/00        10               10
 Freddie Mac                                               6.25%              7/15/04    4,000            3,911
 Freddie Mac                                              10.25%              5/1/09       153              160
 Freddie Mac                                             11.875%              6/15/13      218              230
 Freddie Mac                                                6.5%              2/1/29     6,945            6,548
 Government National Mortgage Association                 12.25%              3/20/14       80               90
 Government National Mortgage Association                     9%              9/15/19       61               64
 Government National Mortgage Association                     7%             8/15/25 to  4,290            4,146
                                                                               6/15/28
 Government National Mortgage Association                   6.5%              8/15/28       94               88
 Government National Mortgage Association                     6%             12/15/28      665              605
                                                                                                       --------
 Total U.S. Government Agency Mortgage-Backed
   Securities (Identified Cost -- $21,816)                                                               21,169
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                             Maturity
                                                           Rate                Date      Par            Value
-------------------------------------------------------------------------------------------------------------------
Yankee Bonds/A/ -- 32.8%

 Corporates -- 26.5%
 Credit Suisse First Boston London                          7.9%              5/1/07    $3,000         $  2,859/B,C/
 Imperial Tobacco Group plc                               7.125%              4/1/09     3,000            2,697
 Korea Electric Power                                        10%              4/1/01     3,000            3,079
 PDVSA Finance LTD                                          7.4%              8/15/16    2,000            1,468
 PDVSA Finance LTD                                         9.95%              2/15/20    2,000            1,829/C/
 Petroleos Mexicanos                                        9.5%              9/15/27    4,055            4,065/C/
 Petroliam Nasional Berhad                                7.125%              8/15/05      150              144/C/
 Petroliam Nasional Berhad                                 7.75%              8/15/15    1,640            1,511/C/
 Petroliam Nasional Berhad                                7.625%             10/15/26    1,290            1,147/C/
 Petrozuata Finance, Inc.                                  7.63%              4/1/09       500              392/C/
 Petrozuata Finance, Inc.                                  8.22%              4/1/17     1,660            1,158/C/
 Pohang Iron & Steel Company Ltd.                         7.375%              5/15/05    3,000            2,899
 Rothmans Nederland Holdings BV                           6.875%              5/6/08     1,800            1,623
 Royal & Sun Alliance Insurance Group Plc                  8.95%             10/15/29    2,750            2,749/C/
 Sanwa Finance Aruba AEC                                   8.35%              7/15/09    1,400            1,411
 Tata Electric Company                                      8.5%              8/19/17    3,000            2,583/C/
 Telefonica de Argentina S.A.                            11.875%             11/1/04     4,500            4,590
                                                                                                       --------
                                                                                                         36,204
                                                                                                       --------
 Foreign Governments -- 6.3%
 Manitoba Province                                          9.5%              9/15/18      730              878
 Quebec Province                                           7.22%              7/22/36      980              981
 Republic of Argentina                                   6.8125%              3/31/05      334              298/B,D/
 Republic of Argentina                                    11.75%              4/7/09     3,020            3,020
 Republic of Bulgaria                                       6.5%              7/28/11      640              506/B/
 Republic of Colombia                                      9.75%              4/23/09      510              489
 Republic of Panama                                         6.5%              7/17/16      551              433/B/
 Republic of Panama                                       9.375%              4/1/29       300              286
 Republic of Philippines                                    9.5%             10/21/24      480              486
 United Mexican States                                   10.375%              2/17/09      490              523
 United Mexican States                                     11.5%              5/15/26      570              677
 Vnesheconombank                                         6.0625%             12/15/15      150               24/B,D/
                                                                                                       --------
                                                                                                          8,601
                                                                                                       --------
 Total Yankee Bonds (Identified Cost -- $46,185)                                                         44,805
-------------------------------------------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments (Continued)                       (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                         Par            Value
-------------------------------------------------------------------------------------------------------------------
Warrants -- N.M.
 Republic of Argentina Global Bonds,
   strike price $93.30, expiring 9/19/27                                                 1 wt          $      2
                                                                                                       --------
 Total Warrants (Identified Cost -- $22)                                                                      2
-------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.4%

 Repurchase Agreement -- 0.4%
 Merrill Lynch Government Securities, Inc.
   4.10%, dated 12/31/99, to be repurchased
   at $560 on 1/3/00 (Collateral: $580 Fannie Mae
   medium-term notes, 5.25%, due 1/15/03,
   value $586)                                                                          $  560              560
                                                                                                       --------
 Total Short-Term Investments
   (Identified Cost -- $560)                                                                                560
-------------------------------------------------------------------------------------------------------------------
 Total Investments -- 98.2% (Identified Cost -- $137,772)                                               134,082
 Other Assets Less Liabilities -- 1.8%                                                                    2,403
                                                                                                       --------
 Net assets -- 100.0%                                                                                  $136,485
                                                                                                       ========
-------------------------------------------------------------------------------------------------------------------

 /A/ Yankee Bonds -- Dollar-denominated bonds issued in the U.S. by foreign entities.
 /B/ The coupon rates shown on variable rate securities are the rates at
     December 31,1999.
 /C/ Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 21.3% of net assets.
 /D/ Indexed security -- The rate of interest on this security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate is the rate as of December 31, 1999.
 N.M. -- Not meaningful.

 See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Assets and Liabilities  December 31, 1999    (Amounts in Thousands)
--------------------------------------------------------------------------------

ASSETS:
 Investment securities at market value (cost $137,212)           $133,522
 Short-term securities                                                560
                                                                 --------
     Total investments                                                                  $134,082
 Receivable for accrued interest                                                           2,545
 Securities lending collateral                                                               750
 Other assets                                                                                 13
                                                                                        --------
                                                                                         137,390
LIABILITIES:
 Obligation to return securities lending collateral                   750
 Accrued expenses                                                     155
                                                                 --------
                                                                                             905
                                                                                        --------
NET ASSETS -- equivalent to $14.54 per share on
   9,389 shares of common stock outstanding                                             $136,485
                                                                                        ========


SUMMARY OF STOCKHOLDERS' EQUITY:
 Common stock, par value $.01 per share:authorized
   20,000 shares; 9,389 issued and outstanding
   shares                                                        $     94
 Additional paid-in capital                                       142,585
 Under/(over) distributions of net investment income                   85
 Accumulated net realized loss on investments                      (2,589)
 Unrealized depreciation of investments                            (3,690)
                                                                 --------
 Net assets applicable to outstanding common stock                                      $136,485
                                                                                        ========

----------
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Operations                                   (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                          For the Year Ended
                                                           December 31, 1999
                                                          ------------------
INVESTMENT INCOME:
Interest income                                                     $ 11,013

Expenses:
 Advisory fee                                                            744
 Custodian fee                                                            90
 Transfer agent and shareholder servicing expense                         73
 Audit and legal fees                                                     36
 Directors' fees and expenses                                             63
 Registration fees                                                        16
 Reports to shareholders                                                  35
 Taxes, other than federal income taxes                                   41
                                                                    --------
                                                                       1,098
 Less fees waived                                                        (24)
                                                                    --------
 Total expenses, net of waivers                                        1,074
                                                                    --------
     Net investment income                                             9,939

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments                              (2,054)
 Unrealized depreciation of investments                               (7,316)
                                                                    --------
     Net realized and unrealized gain/(loss) on investments           (9,370)
                                                                    --------
 Change in net assets resulting from operations                     $    569
                                                                    --------
________
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Changes in Net Assets                        (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                              For the Years Ended December 31,
                                                                     1999        1998
                                                                     ----        ----
Operations:
 Net investment income                                            $  9,939    $  9,667
 Net realized gain/(loss) on investments                            (2,054)      3,310
 Increase/(decrease) in unrealized appreciation of
   investments                                                      (7,316)     (3,823)
                                                                  --------    --------
 Change in net assets resulting from operations                        569       9,154

Distributions to shareholders from:
 Net investment income                                              (9,859)    (11,012)
 Net realized gain/(loss) on investments                              (328)     (3,273)
                                                                  --------    --------
                                                                   (10,187)    (14,285)
Common stock issued in payment of
 dividends (representing 70 shares)                                     --       1,095
                                                                  --------    --------
   Total increase/(decrease)                                        (9,618)     (4,036)
Net Assets:
 Beginning of year                                                 146,103     150,139
                                                                  --------    --------
 End of year (including undistributed net investment
   income of $85 and $0, respectively)                            $136,485    $146,103
                                                                  ========    ========

________
See notes to financial statements.

Pacific American Income Shares, Inc.
Financial Highlights
--------------------------------------------------------------------------------

  Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                                                 For the Years Ended December 31,
                                                    ---------------------------------------------------------
                                                      1999        1998        1997        1996        1995
                                                    ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year                  $  15.56    $  16.11    $  15.77    $  16.27    $  14.30
                                                    --------    --------    --------    --------    --------
  Net investment income                                 1.06        1.04        1.14        1.14        1.18
  Net realized and unrealized gain/
    (loss) on investments                               (.99)       (.06)        .76        (.16)       1.99
                                                    --------    --------    --------    --------    --------
Total from investment operations                         .07         .98        1.90         .98        3.17
                                                    --------    --------    --------    --------    --------
Distributions paid from:
  Net investment income                                (1.05)      (1.18)      (1.18)      (1.18)      (1.20)
  Net realized gain/(loss) on investments               (.04)       (.35)       (.38)       (.30)         --
                                                    --------    --------    --------    --------    --------
Total distributions                                    (1.09)      (1.53)      (1.56)      (1.48)      (1.20)
                                                    --------    --------    --------    --------    --------
Net asset value, end of year                        $  14.54    $  15.56    $  16.11    $  15.77    $  16.27
                                                    ========    ========    ========    ========    ========

Market value per share, end of year                 $  11.88    $  15.75    $  16.25    $ 14.375    $  15.25
                                                    ========    ========    ========    ========    ========
TOTAL RETURN:
Based on market value per share                      (18.39)%       6.61%      24.73%       4.16%      25.92%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                 .76%        .76%        .71%        .72%        .81%
Net investment income                                   7.07%       6.54%       7.11%       7.22%       7.62%
SUPPLEMENTAL DATA:
Portfolio turnover rate                                  242%        378%        201%        326%        132%
Net assets at end of year
  (in thousands)                                    $136,485    $146,103    $150,139    $146,979    $151,627

See notes to financial statements.

Pacific American Income Shares, Inc.
Notes to Financial Statements                             (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles, include the following:

     (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

     (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at December 31, 1999, are reflected in the accompanying Schedule of Investments at their value on December 31, 1999. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

      The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. Government securities for the year ended December 31, 1999, aggregated $102,371 and $79,370, respectively. Purchases and sales of U.S. Government securities were $240,252 and $283,079, respectively, for the year ended December 31, 1999. As of December 31, 1999, unrealized net depreciation for federal income tax and financial reporting purposes aggregated $3,897, of which $1,443 related to appreciated securities and $5,340 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $137,979 at December 31, 1999. Unused capital loss carryforwards for federal income tax purposes at December 31, 1999, were $2,308, which expire in 2007.

     (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)                (Amounts in Thousands)
--------------------------------------------------------------------------------

     (e) Use of estimates -- Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Foreign currency translation -- The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
  (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

  The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities, and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the year ended December 31, 1999.

  On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Global Management, Limited ("WAGM") to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAGM a fee based on the prorata assets of the Company managed by WAGM during the month.

NOTE 3 -- SECURITIES LOANED

  The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. Government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Company's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At December 31, 1999, the market value of the securities on loan to broker-dealers was $716, for which the Company received collateral of $750 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

--------------------------------------------------------------------------------

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

  At December 31, 1999, there were no open forward currency exchange contracts.

NOTE 5 -- SHAREHOLDER MEETING RESULTS (Unaudited)

The Company's annual meeting of shareholders was held on May 17, 1999. Of the 9,389 shares outstanding, the following shares were voted at the meeting:

                                                                  For    Against   Abstain
Election of seven Directors:
Ronald J. Arnault, Jr.                                           7,569      --       167
John E. Bryson                                                   7,579      --       157
Anita L. DeFrantz                                                7,541      --       195
William G. McGagh                                                7,566      --       170
Ronald L. Olson                                                  7,578      --       158
William E.B. Siart                                               7,577      --       159
Louis A. Simpson                                                 7,582      --       154

Ratification of the selection of PricewaterhouseCoopers LLP
as independent accountants for the Company
for the year ending December 31, 1999                            7,564      25       147

Pacific American Income Shares, Inc.
Report of Independent Accounts
--------------------------------------------------------------------------------

To the Shareholders and Directors of Pacific American Income Shares, Inc.:

In our opinion, the statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific American Income Shares, Inc. (hereafter referred to as the "Company") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 2000

The Board Of Directors
WILLIAM G. MCGAGH*, CHAIRMAN
RONALD J. ARNAULT+
JOHN E. BRYSON*
ANITA L. DE FRANTZ+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

Officers
JAMES W. HIRSCHMANN
President
SCOTT F. GRANNIS
Vice President
ILENE S. HARKER
Vice President
S. KENNETH LEECH
Vice President
STEPHEN A. WALSH
Vice President
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer
BRIAN M. EAKES
Assistant Treasurer
LISA G. HATHAWAY
Secretary

INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
Boston Equiserve
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member Of Executive Committee
+Member Of Audit Committee

            PACIFIC
            AMERICAN
             INCOME
          SHARES, INC.
          P.O. BOX 983
           PASADENA,
        CALIFORNIA 91105
                                 PACAM-AR-99